Lilly

| Please deliver to: | Blanket Purchase Order | Mail invoice to: |
| --- | --- | --- |
| PR05 Plant<br>Lilly del Caribe, Inc.<br>PR Industrial Park,<br>Carolina PR 00985 | N°.: 4510169442 Date 01/17/2006<br>Buyer: Yolanda Vazquez<br>Tel: 257-5636 / Fax: 257-5331 | Lilly del Caribe, Inc.<br>ATTN: Accounts Payable<br>PO Box 1198<br>Carolina, PR 00986-1198 |

Sales person : ELIZABETH PLAZA

Valid from : 01/18/2006
Valid to : 05/18/2006
Delivery date : 05/18/2006

PLAZA CONSULTING GROUP INC
373 CALLE MENDEZ VIGO STE 110
DORADO PR 00646-4911
USA

Payment terms: Net 30 Days    Prop. 05-1700    Currency: USD

| Item | Material | Description | Order qty. | Unit | Unit price | Net Value |
| --- | --- | --- | --- | --- | --- | --- |
| 00001 | | Analytical Laboratory Support | 1 | each | 325,000.00 | 325,000.00 |

*Item text*

ARTICLE I - PERFORMANCE OF THE WORK - The Contractor shall perform all of the work described below in accordance with the contract documents (Article III of this Agreement): Reference to Proposal 05-1700 Laboratory Activities Support at PR05.

ARTICLE II - PAYMENT: The Owner shall pay the Contractor for the full performance of the work as follows:

The fixed amount of $325,000. 00 is payable in accordance with the General Conditions and General Requirements of Lilly del Caribe, Inc.

ARTICLE III - CONTRACT DOCUMENTS: The Contract documents consist of:

(a) This Agreement;
(b) General Conditions for Lilly del Caribe, Inc. Construction and Service Contracts (August 2005 Edition);
(c) Specifications (General Requirements March '01 Edition) and other sections included: ______________________
(d) Drawings
(e) Contractors General Safety Checklist; [] Applies [X] does not apply or Safety Checklist for Service Representatives/Consultants; [X] Applies [] does not apply
(f) Environmental Evaluation Form; [X] Applies [] does not apply
(g) Any departure from the original scope must be evaluated and approved by Engineering, Health & Safety, Environmental and Finance Departments.
(h) Process Safety and Risk Management - Area specific form [] Applies [X] does not apply
(i) State Insurance Fund documents (General Policy and Specific Lilly Policy) [X] Applies - Expiration date: 06/30/2006 [] does not apply
(j) Expiration date from Hiring of Consultant Certificate Procedure: 12/13/2008

Lilly

| Blanket Purchase Order | |
|---|---|
| N°.: 4500169442 Date 01/17/2006<br>Buyer: Yolanda Vazquez<br>Tel: 257-5636 / Fax: 257-5331 | PLAZA CONSULTING GROUP INC<br>373 CALLE MENDEZ VIGO STE 110<br>DORADO PR 00646-4911<br>USA |

| Item | Material | Description | Order qty. | / Unit | Unit price | Net Value |
|---|---|---|---|---|---|---|

(k) Health & Safety Pre-Qualification Expiration Date 12/22/2006
(l) Liability Insurance Expiration Date: (General)11/02/2006(Auto)11/02/2006(Excess)11/02/2006
(m) Safety Plan [X] Applies [] does not apply
(n) Confidentiality Agreement [X] Applies [] does not apply

ARTICLE IV - TESTING OF CONTROLLED SUBSTANCES:
"Every contractor that has employees offering services in Lilly del Caribe, Inc., must do drug testing for controlled substances on their employees and candidates for employment. The testing must comply with the stipulations of the Law 59 of August 8, 1997 know in Puerto Rico as Law to Regulate the Testing of Controlled Substances in the Private Sector".

ARTICLE V - CONDITIONAL CLAUSE:
If during the performance of the work described in this contract, any of the required documents listed above (i, j, k, l) expires, the work will be suspended until the revised document is provided by the contractor and approved by Lilly. It is the responsibility of the contractor to provide all documentation required to complete the job, otherwise, the contract may be voided.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set out above.

| Lilly del Caribe, Inc. | Plaza Consulting Group |
|---|---|
| By: Yolanda L. Vazquez | By: [signature] |
| Title: MRO Purchasing Agent | Title: Area Leader |

Total Order Value: USD 325,000.00

Lilly

| Blanket Purchase Order |
| --- |
| N°.: 4500165442 Date 01/17/2006 |
| Buyer: Yolanda Vazquez |
| Tel: 257-5636 / Fax: 257-5331 |

PLAZA CONSULTING GROUP INC
373 CALLE MENDEZ VIGO STE 110
DORADO PR 00646-4911
USA

*GENERAL INSTRUCTIONS FOR PURCHASE ORDERS*

*-- This order incorporates by reference the version of the Lilly del Caribe, Inc. terms, conditions and instructions that are effective for purchase orders issued on the above date, published at http://supplierportal.lilly.com/Home/PR_TC.pdf , and also the provisions of EEO clause in section 202 of E.O. 11246,41 C.F.R. 60-250 and 41 C.F.R. 60-741, all as amended.*

*-- Our order number must appear on all invoices, packages, shipping papers and correspondence.*

*-- Invoice and packing slip must show the order line number and description in the same sequence as on the order.*

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